    As filed with the Securities and Exchange Commission on November 3, 1999
                                                    Registration No. 333-_______
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------
                                NRG ENERGY, INC.
             (Exact name of registrant as specified in its charter)
                             ----------------------

                          DELAWARE                                                           41-1724239
(State or other jurisdiction of incorporation or organization)                (I.R.S. Employer Identification Number)

                             ----------------------

                          1221 NICOLLET MALL, SUITE 700
                          MINNEAPOLIS, MINNESOTA 55403
                                 (612) 373-5300
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ----------------------
                              JAMES J. BENDER, ESQ.
                       VICE PRESIDENT AND GENERAL COUNSEL
                                NRG ENERGY, INC.
                          1221 NICOLLET MALL, SUITE 700
                          MINNEAPOLIS, MINNESOTA 55403
                                 (612) 373-5300


            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             -----------------------
                                 WITH COPIES TO:

                             -----------------------
                             RICHARD M. RUSSO, ESQ.
                           GIBSON, DUNN & CRUTCHER LLP
                         1801 CALIFORNIA ST., SUITE 4100
                             DENVER, COLORADO 80202
                                 (303) 298-5700

            APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
        From time to time after the effective date of this Registration
                 Statement as determined by market conditions.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.| |
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-74519
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.| | __________
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.| |

                                                  CALCULATION OF REGISTRATION FEE
=============================================== ================= ========================= ======================= ================
                                                                      PROPOSED MAXIMUM         PROPOSED MAXIMUM
   TITLE OF EACH CLASS OF SECURITIES TO BE         AMOUNT TO        AGGREGATE PRICE PER       AGGREGATE OFFERING       AMOUNT OF
                  REGISTERED                     BE REGISTERED            UNIT(1)                 PRICE (1)         REGISTRATION FEE
----------------------------------------------- ----------------- ------------------------- ----------------------- ----------------
               Debt Securities                      $40,000,000             100%                   $40,000,000       $11,120
=============================================== ================= ========================= ======================= ================

(1) Estimated solely for the purpose of calculating the registration fee.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This registration statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933 by NRG Energy, Inc. This registration statement relates to the public offering of NRG's debt securities contemplated by the Registration Statement (No. 333-74519) on Form S-3 (the "Prior Registration Statement"). This registration statement is being filed for the sole purpose of increasing the amount of debt securities to be sold by $40,000,000. The contents of the Prior Registration Statement are hereby incorporated by reference.

ITEM 16. EXHIBITS

The following exhibits are filed herewith or incorporated by reference:

        EXHIBIT
         NUMBER                                              DESCRIPTION OF EXHIBIT
        -------                                              ----------------------
         5.1               Opinion of Gibson, Dunn & Crutcher LLP as to the legality of the securities registered hereby
        23.1               Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)
        23.2               Consent of PricewaterhouseCoopers LLP

----------------------
  * To be filed by amendment or as an exhibit to a document to be incorporated by reference herein in connection with the offering of the debt securities.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on this 2nd day of November, 1999.


                                        NRG ENERGY, INC.

                                        By: /s/ David H. Peterson
                                           -------------------------------------
                                                     David H. Peterson
                                           Chairman of the Board, President and
                                                   Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                           SIGNATURE                                      TITLE                           DATE
                           ---------                                      -----                           ----
                   /s/ David H. Peterson
----------------------------------------------------------       Chairman of the Board,               November 2, 1999
                       David H. Peterson                             President and Chief
                                                                     Executive Officer
                                                                     (Principal Executive
                                                                     Officer)
                   /s/ Leonard A. Bluhm
----------------------------------------------------------       Executive Vice President, and        November 2, 1999
                       Leonard A. Bluhm                              Chief Financial Officer
                                                                     (Principal Financial
                                                                     Officer)
                    /s/ David E. Ripka
----------------------------------------------------------       Controller (Principal                November 2, 1999
                        David E. Ripka                               Accounting Officer)

                    /s/ Gary R. Johnson
----------------------------------------------------------       Director                             November 2, 1999
                        Gary R.

                   /s/ Cynthia L. Lesher
----------------------------------------------------------       Director                             November 2, 1999
                       Cynthia L. Lesher

                  /s/ Edward J. McIntyre
----------------------------------------------------------       Director                             November 2, 1999
                      Edward J. McIntyre

                     /s/ John A. Noer
----------------------------------------------------------       Director                             November 2, 1999
                         John A. Noer
